SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ x ]

Filed by a party other than the Registrant [   ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                     U. S. - China Industrial Exchange, Inc.
                     ---------------------------------------
                (Name of Registrant as Specified in Its Charter)

               ------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

              [U.S. - CHINA INDUSTRIAL EXCHANGE, INC. LETTERHEAD]

                                                 May 19, 1997



Dear Shareholder:

          You are cordially invited to attend the Annual Meeting of Shareholders to be held at the offices of Parker Chapin Flattau & Klimpl, LLP, 1211 Avenue of the Americas, New York, New York, on Wednesday, June 18, 1997 at 10:30 A.M., New York City time. The matters to be acted upon at that meeting are set forth and described in the Notice of Annual Meeting and Proxy Statement which accompany this letter. We request that you read both of them carefully.

          We hope that you plan to attend the meeting. However, if you are not able to join us, we urge you to exercise your right as a shareholder and vote. Please promptly sign, date and return the enclosed proxy card in the accompanying postage prepaid envelope. You may, of course, attend the Annual Meeting of Shareholders and vote in person even if you have previously mailed your proxy card.

                                                 Sincerely,

                                                 ROBERTA LIPSON




IT IS IMPORTANT THAT YOU VOTE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD AS SOON AS POSSIBLE.

                      U.S.-CHINA INDUSTRIAL EXCHANGE, INC.
                              7201 WISCONSIN AVENUE
                            BETHESDA, MARYLAND 20814
                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 18, 1997

To the Shareholders of U.S.-China Industrial Exchange, Inc.:

          NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Shareholders (the "Meeting") of U.S.-China Industrial Exchange, Inc. (the "Company") will be held at the offices of Parker Chapin Flattau & Klimpl, LLP, 1211 Avenue of the Americas, New York, New York, on Wednesday, June 18, 1997 at 10:30 A.M., New York City time, to consider and act upon the following matters:

          1. The election of seven directors to serve until the next annual meeting of shareholders and until their respective successors are elected and qualified;

          2. The ratification and approval of the appointment of Ernst & Young, LLP as independent certified accountants and auditors for the Company for the fiscal year ending December 31, 1997; and

          3. The transaction of such other business as may properly come before the Meeting or any adjournment or postponement thereof.

          Information regarding the matters to be acted upon at the Meeting is contained in the accompanying Proxy Statement.

          The close of business on May 13, 1997 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

                                   By Order of the Board of Directors,

                                   ELYSE BETH SILVERBERG
                                    Secretary
Bethesda, Maryland
May 19, 1997

--------------------------------------------------------------------------------

It is important that your shares be represented at the Meeting. Each shareholder is urged to sign, date and return the enclosed proxy card which is being solicited on behalf of the Board of Directors. An envelope addressed to the Company's transfer agent is enclosed for that purpose and needs no postage if mailed in the United States.

--------------------------------------------------------------------------------

                      U.S.-CHINA INDUSTRIAL EXCHANGE, INC.
                              7201 Wisconsin Avenue
                            Bethesda, Maryland 20814
                              --------------------
                                 PROXY STATEMENT
                              --------------------


          This Proxy Statement is furnished to the holders of Common Stock, par value $.01 per share ("Common Stock"), and Class B Common Stock, par value $.01 per share ("Class B Common Stock"), of U.S.-China Industrial Exchange, Inc. (the "Company") in connection with the solicitation by and on behalf of its Board of Directors of proxies ("Proxy" or "Proxies") for use at the 1997 Annual Meeting of Shareholders (the "Meeting") to be held on Wednesday, June 18, 1997, at 10:30 A.M., New York City time, at the offices of Parker Chapin Flattau & Klimpl, LLP, 1211 Avenue of the Americas, New York, New York and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The cost of preparing, assembling and mailing the Notice of Annual Meeting of Shareholders, this Proxy Statement and Proxies is to be borne by the Company. The Company will also reimburse brokers who are holders of record of Common Stock for their expenses in forwarding Proxies and Proxy soliciting material to the beneficial owners of such shares. In addition to the use of the mails, Proxies may be solicited without extra compensation by directors, officers and employees of the Company by telephone, telecopy, telegraph or personal interview. The approximate mailing date of this Proxy Statement is May 19, 1997.

          Unless otherwise specified, all Proxies, in proper form, received by the time of the Meeting will be voted for the election of all nominees named herein to serve as directors and in favor of each of the proposals set forth in the accompanying Notice of Annual Meeting of Shareholders and described below.

          A Proxy may be revoked by a shareholder at any time before its exercise by filing with Elyse Beth Silverberg, the Secretary of the Company, at the address set forth above, an instrument of revocation or a duly executed proxy bearing a later date, or by attendance at the Meeting and electing to vote in person. Attendance at the Meeting will not, in and of itself, constitute revocation of a Proxy.

          The close of business on May 13, 1997 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournment thereof. As of the Record Date, there were 4,772,500 shares of Common Stock and 2,000,000 shares of Class B Common Stock outstanding. The shares of Class B Common Stock are convertible at any time into shares of Common Stock on a one-for-one basis. Each holder of Common Stock is entitled to one vote for each share held by such holder and each holder of Class B Common Stock is entitled to six votes for each share held by such holder. Shares of Common Stock and Class B Common Stock vote as one class.

          A majority of the shares entitled to vote, represented in person or by proxy, is required to constitute a quorum for the transaction of business. Proxies submitted which contain abstentions or broker nonvotes will be deemed present at the Meeting for determining the presence of a quorum.

                                   Proposal 1
                              ELECTION OF DIRECTORS

          At the Meeting, shareholders will elect seven directors to serve until the next annual meeting of shareholders and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the Proxy intend to cast all Proxies received for the election of Mmes. Roberta Lipson and Elyse Beth Silverberg and Messrs. Lawrence Pemble, Robert C. Goodwin, Jr., Morris Lipson, A. Kenneth Nilsson and Julius Y. Oestreicher (collectively, the "nominees") to serve as directors upon their nomination at the Meeting. All nominees currently serve on the Board of Directors and their terms expire at the Meeting. Each nominee has advised the Company of his or her willingness to serve as a director of the Company. In case any nominee should become unavailable for election to the Board of Directors for any reason, the persons named in the Proxies have discretionary authority to vote the Proxies for one or more alternative nominees who will be designated by the Board of Directors.

Directors and Executive Officers

          The directors and executive officers of the Company and their present positions with the Company are as follows:

Name                          Positions with the Company
----                          --------------------------

Roberta Lipson (1)            Chairperson of the Board of Directors,
                              Chief Executive Officer and President

Elyse Beth Silverberg(1)      Executive Vice President, Secretary and
                              Director

Lawrence Pemble               Executive Vice President Finance and Business
                              Development and Director

Robert C. Goodwin, Jr.        Executive Vice President Operations, Treasurer,
                              Assistant Secretary, General Counsel and Director

Morris Lipson (1)(2)          Director

A. Kenneth Nilsson (2)        Director

Julius Y. Oestreicher (2)     Director
---------------
(1)     Member of the Compensation Committee.
(2)     Member of the Audit Committee.

          All directors of the Company hold office until the next annual meeting of the shareholders and until their successors have been elected and qualified. The officers of the Company are elected by the Board of Directors at the first meeting after each annual meeting of the Company's shareholders and hold office until their death, until they resign or until they have been removed from office.

Information about Nominees

          Set forth below is certain information with respect to each director and nominee:

          Roberta Lipson, 41, co-founded the Company in 1981. Ms. Lipson has served as the Chairperson of the Board of Directors, Chief Executive Officer and President since that time. From 1979 until founding the Company in 1981, Ms. Lipson was employed in China by Sobin Chemical, Inc., a worldwide trading company, as Marketing Manager, coordinating marketing and sales of various equipment in China. Ms. Lipson was employed by Schering-Plough Corp. in the area of product marketing until 1979. Ms. Lipson received a B.A. degree in East Asian Studies from Brandeis University and an M.B.A. from Columbia University Graduate School of Business. Ms. Lipson is the daughter of Morris Lipson.

          Elyse Beth Silverberg, 39, co-founded the Company in 1981. Ms. Silverberg has served as the Company's Executive Vice President and Secretary and as a Director since that time. Prior to founding the Company, from 1980 to 1981, Ms. Silverberg worked with Ms. Lipson at Sobin Chemical, Inc. and was an intern in China with the National Council for U.S.-China Trade from 1979 to 1980. Ms. Silverberg received a B.A. degree in Chinese Studies and History from the State University of New York at Albany.

          Lawrence Pemble, 40, joined the Company in 1984 and has served as Executive Vice President Finance and Business Development since January 1996. From 1986 until 1996, Mr. Pemble served as Vice President of Marketing. From 1986 through April 1992 and September 1993 to the present, Mr. Pemble has also served as a Director of the Company. Prior to joining the Company, Mr. Pemble was employed by China Books and Periodicals, Inc. as Manager, East Coast Center. Mr. Pemble received a B.A. degree in Chinese Studies and Linguistics from the State University of New York at Albany.

          Robert C. Goodwin, Jr., 56, has served as Executive Vice President Operations since January 1996, as Assistant Secretary since June 1995 and as General Counsel, Treasurer and a Director of the Company since October 1992. In addition to his other duties, from October 1992 until January 1996, Mr. Goodwin served as Vice President of Operations for the Company. Prior to joining the Company, Mr. Goodwin was engaged in the private practice of law from 1979 to 1992, with a specialty in international law, in Washington, D.C. and had served as the Company's outside counsel since 1984. Prior to such employment, Mr. Goodwin served for two years as the Assistant General Counsel for International Trade and Emergency Preparedness for the United States Department of Energy and for three years as the Deputy Assistant General Counsel for the Federal Energy Administration. From 1969 until 1974, Mr. Goodwin served as an attorney-advisor for the

U.S. Department of Commerce. Mr. Goodwin received a B.A. degree from Fordham University and a J.D. from Georgetown University Law Center.

          Morris Lipson, 74, has served as a Director of the Company since its founding in 1981. He is the founder and President of Lipson Bros., Inc., a garment manufacturing company in New York since 1946. Mr. Lipson is the father of Roberta Lipson.

          A. Kenneth Nilsson, 64, has served as a Director of the Company since January 1996. Since 1989, Mr. Nilsson has served as Chairman of Eureka Group, Inc., a consulting firm he founded in 1972. Prior to 1989, Mr. Nilsson served as Vice Chairman of Cooper Companies, Inc., President of Cooper Laboratories, Inc., and President of Cooper Lasersonics, Inc. He previously served as an executive of Max Factor & Co., Ltd. and of Pfizer International, Inc. Mr. Nilsson received a B.A. degree in Telecommunications from the University of Southern California and an M.A. in Political Science from the University of California.

          Julius Y. Oestreicher, 67, has served as a Director of the Company since January 1996. Mr. Oestreicher has been a partner with the law firm of Oestreicher & Ennis, LLP and its predecessor firms for thirty years, engaged primarily in estate, tax and business law. Mr. Oestreicher received a B.S. degree in Business Administration from City College of New York and a J.D. from Fordham University School of Law.

Committees

          The Board of Directors held one meeting and took action by unanimous written consent seven times during 1996. Each director attended the meeting of the Board of Directors that occurred during 1996.

          The Company has no executive or nominating committee of the Board of Directors, but has a Compensation Committee and an Audit Committee.

          The function of the Compensation Committee is to administer the Company's 1994 Stock Option Plan (subject to the right of the Board of Directors to act in this regard), to make relevant compensation decisions of the Company and such other matters relating to compensation as may be prescribed by the Board of Directors. The Compensation Committee did not meet formally during 1996; however, its members met informally from time to time and acted by unanimous written consent on three occasions.

          The function of the Audit Committee is to make recommendations concerning the selection each year of independent auditors of the Company, to review the effectiveness of the Company's internal accounting methods and procedures and to determine through discussions with the independent auditors whether any instructions or limitations have been placed upon them in connection with the scope of their audit or its implementation. The Audit Committee, which held a meeting on January 9, 1997, did not meet formally during 1996; however, its members met informally from time to time.

Compensation of Directors

          Each director who is not an employee of the Company is paid for service on the Board of Directors a retainer at the rate of $1,000 per annum and an additional $500 for each meeting of the Board of Directors attended. The Company also reimburses each director for reasonable expenses in attending meetings of the Board of Directors. Directors who are also employees of the Company are not separately compensated for their services as directors.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth information as to the ownership of shares of the Company's Common Stock and Class B Common Stock as of April 15, 1997 with respect to (i) holders known to the Company to beneficially own more than five percent of the outstanding Common Stock or the Class B Common Stock,
(ii) each director and nominee for director, (iii) each executive officer of the Company named in the Summary Compensation Table under the caption "Executive Compensation" below and (iv) all directors and executive officers of the Company as a group.


                                      Amount and Nature
                                        of Beneficial
                                       Ownership (2)(3)                         Percent of:
                                ----------------------------------        -----------------------
Name and Address of                Common           Class B               Common        Class B
Beneficial Shareholder (1)         Stock       Common Stock (4)(5)        Stock      Common Stock
--------------------------         ------      -------------------        -----      ------------
Roberta Lipson                    486,000(6)       1,040,000(7)            9.2%            52.0%
Elyse Beth Silverberg             324,000(8)         680,000               6.4%            34.0%
Lawrence Pemble                    98,000(9)         200,000               2.0%            10.0%
Robert C. Goodwin, Jr.             72,333(10)              0               1.5%               0%
Morris Lipson                      60,000(11)         80,000(12)           1.3%             4.0%
  3899 Live Oak Blvd.
  Del Ray Beach, Florida
A. Kenneth Nilsson                  1,000                  0                *                 0%
  P.O. Box 2510
  Monterey, California
Julius Y. Oestreicher              74,000(13)              0               1.5%               0%
  235 Mamaroneck Avenue
  White Plains, New York
All Executive Officers and      1,115,333(14)      2,000,000              19.0%             100%
Directors as a Group (7
persons)
----------------------
* Less than 1%.


                                      -5-

(1) Unless otherwise indicated, the business address of each person named in the table is c/o U.S.-China Industrial Exchange, Inc., 7201 Wisconsin Avenue, Bethesda, Maryland 20814.

(2) Except as otherwise indicated, each of the parties listed has sole voting and investment power with respect to all shares indicated below.

(3) Beneficial ownership is calculated in accordance with Regulation S-B as promulgated by the Securities and Exchange Commission.

(4) Mmes. Lipson and Silverberg and Mr. Pemble have placed 240,000, 153,000 and 51,000 shares, respectively, of Class B Common Stock in escrow and may vote, but not dispose of, any of such shares during the term of the escrow agreement. See "Escrow Shares" below.

(5) The Class B Common Stock is entitled to six votes per share, whereas the Common Stock is entitled to one vote per share.

(6) Consists of shares that may be purchased pursuant to Class A Warrants and Class B Warrants.

(7) Includes 40,000 shares held by the Ariel Benjamin Lee Trust, of which Ms. Lipson is a Trustee.

(8) Consists of shares that may be purchased pursuant to Class A Warrants and Class B Warrants.

(9) Includes 96,000 shares that may be purchased pursuant to Class A Warrants and Class B Warrants.

(10) Includes 32,250 shares that may be purchased pursuant to Class A Warrants and Class B Warrants and 29,333 shares that may be purchased pursuant to stock options that are exercisable currently or within 60 days.

(11) Includes 45,000 shares that may be purchased pursuant to Class A Warrants and Class B Warrants.

(12) Consists of 40,000 shares held by the Daniel Lipson Plafker Trust and 40,000 shares held by the Jonathan Lipson Plafker Trust, both of which Mr. Lipson is a Trustee.

(13) Does not include 40,000 shares of Common Stock beneficially owned by Mr. Oestreicher's wife, which includes 30,000 shares that may be purchased pursuant to Class A Warrants and Class B Warrants, as to which Mr. Oestreicher disclaims beneficial ownership. Includes 64,000 shares issuable upon the exercise of 16,000 Unit Purchase Options, as defined below. Each such option represents the right to purchase one unit, each of which consists of one share of Common Stock, one Class A Warrant and one Class B Warrant. Also includes 10,000 shares that may be purchased pursuant to currently-exercisable stock options.

(14) Includes an aggregate of 1,083,250 shares that may be purchased pursuant to
     Unit   Purchase   Options,   Class  A  Warrants,   Class  B  Warrants   and
     currently-exercisable stock options.

Escrow Shares

          Of the 2,000,000 shares of Class B Common Stock outstanding on the date hereof, 450,000 shares (the "Escrow Shares") are held in escrow and will not be assignable nor transferable (but may be voted) until such time, if ever, as the Escrow Shares are released from escrow in accordance with terms of the escrow agreement. Each current holder of Class B Common Stock of the Company contributed pro rata to the number of Escrow Shares in accordance with their percentage ownership of Class B Common Stock. All Escrow Shares remaining in escrow on March 31, 1999 will be forfeited and then canceled and contributed to the Company's capital. The arrangement relating to the Escrow Shares was required by the underwriter as a condition to the Company's initial public offering.

          A shareholder's rights to his or her shares in escrow are not affected by any change in his or her status as an employee, officer or director of, or his or her relationship with, the Company, and, in the event of such shareholder's death, the terms of the escrow agreement will be binding on such shareholder's executor, administrator, estate and legatees.

          All Escrow Shares will be released from escrow if and only if: (a) the Minimum Pretax Income (as defined below) is at least $3,750,000 for the fiscal year ending December 31, 1997, or (b) the Minimum Pretax Income is at least $5,000,000 for the fiscal year ending December 31, 1998, or (c) the closing Bid Price of the Common Stock averages in excess of $14.60 per share (subject to adjustment in the event of any stock split, dividend or distribution, reverse stock split or other similar event) for 20 consecutive trading days at any time prior to August 18, 1997.

          "Minimum Pretax Income" means for any fiscal year the Company's income before provision for income taxes and exclusive of any extraordinary earnings and exclusive of any charges to income resulting from the release of any Escrow Shares, all as reflected on the Company's audited financial statements. For purposes of calculating Minimum Pretax Income, if additional shares of Common Stock are issued, then the foregoing Minimum Pretax Income levels for any year are subject to proportional increase. Accordingly, the Minimum Pretax Income levels set forth above are subject to proportional increase to reflect the issuance of shares of Common Stock, including shares of Common Stock issuable upon exercise of Warrants, in connection with the second public offering by the Company that was completed in November 1996. Since the principal market for the Common Stock presently is the NASDAQ National Market the term "Bid Price" presently means the closing sales price of the Common Stock as reported on that market.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

          The following table sets forth information concerning the annual and long term compensation during the Company's last three fiscal years of the Company's Chief Executive Officer and other most highly compensated executive officers whose salary and bonus for 1996 exceeds $100,000 for services rendered in all capacities to the Company and its subsidiaries:


                                                                                      Long Term
                                           Annual Compensation                       Compensation
                                           -------------------                       ------------
                                                                       Other
Name and                                                               Annual       Shares Under-
Principal Position           Year         Salary        Bonus       Compensation    lying Options
------------------           ----         ------        -----       ------------    -------------

Roberta Lipson,              1996        $154,913      $43,000        $18,620(1)          ---
  Chairperson of             1995        $135,000        ---             ---              ---
  the Board, Chief           1994        $118,483        ---             ---              ---
  Executive Officer
  and President

Elyse Beth Silverberg,       1996        $149,175      $43,000        $22,936(2)          ---
  Executive Vice             1995        $130,000        ---          $23,600(2)          ---
  President and              1994        $108,333        ---          $22,565(2)          ---
  Secretary

Lawrence Pemble,             1996        $144,278      $43,000           ---              ---
  Executive Vice             1995        $123,733         ---            ---              ---
  President Finance          1994        $106,020      $55,000           ---              ---
  and Business
  Development

Robert C. Goodwin, Jr.       1996        $126,602      $73,003           ---            10,000
  Executive Vice             1995        $110,000         ---            ---              ---
  President Operations,      1994        $103,769      $20,000                          16,000
  General Counsel,
  Assistant Secretary
  and Treasurer

-------------------------


(1)  Consists of tuition expense for Ms. Lipson's sons in China.

(2) Includes yearly rental expense in the amount of $9,400 for Ms. Silverberg's housing in China and tuition expense in the amounts of $13,536 for 1996, $14,200 for 1995 and $13,165 for 1994 for Ms. Silverberg's son in China.

Option Grants in Last Fiscal Year

                                                                                                 Potential Realizable
                                                                                                 Value at Assumed
                                         % of Total                                              Annual Rates of Stock
                        Number of        Options                                                 Price Appreciation for
                        Securities       Granted to                                              Option Terms
                        Underlying       Employees          Exercise or      Expiration          ----------------------
Name                    Options Granted  in Fiscal 1996     Base Price       Date                5%($)    10%($)
----                    ---------------  ---------------    --------------   ---------------     -----    ------
Robert C. Goodwin, Jr.     10,000(1)         11.1%          $3.375/share     May 14, 2006       $21,250   $53,750

---------------
(1)  The options are  exercisable  as to one-third of the total number of shares on each of May 14, 1996, 1997 and 1998.


Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values


                                                         Number of Securities
                        Shares                           Underlying Unexercised        Value of Unexercised in-the-
                        Acquired          Value          Options at Fiscal Year End    Money Options at Fiscal Year
Name                    on Exercise (#)   Realized ($)   Exercisable/ Unexercisable    End Exercisable/ Unexercisable(1)
----                    ---------------   ------------   ---------------------------   ------------------------------

Robert C. Goodwin, Jr.       0           $0                     19,333/6,667                $417/$834


---------------
(1) Based on the closing bid price per share of $4.00 on the last day of fiscal 1996.

Employment Agreements

          The Company has entered into an employment agreement, as amended to date, with each of Mmes. Lipson and Silverberg and Messrs. Pemble and Goodwin currently providing for annual base salaries of $167,670, $161,460, $155,250 and $136,620, respectively. Each such executive officer also receives additional benefits, including those generally provided to other executive officers of the Company. In addition, each of Mmes. Lipson and Silverberg also receives reimbursement of expenses relating to residing in China. The Company's Board of Directors also may grant bonuses or increase the base salary payable to any executive. Each employment agreement also contains non-competition provisions that preclude each executive from competing with the Company for a period of two years from the date of his or her termination of employment unless his or her employment is terminated by the Company without cause, as such term is defined in the employment agreements. Each employment agreement has been automatically extended for the one-year period ending April 30, 1998, and is subject to successive annual renewal.

          The Company has obtained individual term life insurance policy covering each of Mmes. Lipson and Silverberg in the amount of $2,000,000 per person. The Company is the sole beneficiary under these policies.

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during the one-year period ended December 31, 1996, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with, except that Mr. Nilsson filed three such reports relating to three transactions late and Mr. Goodwin filed one such report relating to one transaction late.

                                   Proposal 2
                            RATIFICATION OF SELECTION
                                       OF
                        INDEPENDENT CERTIFIED ACCOUNTANTS

          The Board of Directors believes it is appropriate to submit for approval by its shareholders its selection of Ernst & Young, LLP as the Company's independent certified public accountants for the fiscal year ending December 31, 1997.

          Representatives of Ernst & Young, LLP are expected to be present at the Annual Meeting of Shareholders with the opportunity to make a statement and to be available to respond to questions regarding these and any other appropriate matters.


                               VOTING REQUIREMENTS


          Directors are elected by a plurality of the votes cast at the Meeting (Proposal 1). The affirmative vote of a majority of votes cast at the Meeting will be required to ratify the appointment of Ernst & Young, LLP as independent certified accountants and auditors of the Company for the fiscal year ending December 31, 1997 (Proposal 2). Abstentions and broker nonvotes with respect to any matter are not considered as votes cast with respect to that matter.

          The Board of Directors has unanimously recommended a vote in favor of each Nominee named in the Proxy and FOR Proposal 2 .

                                  MISCELLANEOUS

Shareholder Proposals

          Any shareholder proposal intended to be presented at the 1998 Annual Meeting of Shareholders must be received by the Company not later than February 18, 1998 for inclusion in the Company's proxy statement and form of proxy for that meeting.

Other Matters

          Management does not intend to bring before the Meeting for action any matters other than those specifically referred to above and is not aware of any other matters which are proposed to be presented by others. If any other matters or motions should properly come before the Meeting, the persons named in the Proxy intend to vote thereon in accordance with their judgment on such matters or motions, including any matters or motions dealing with the conduct of the Meeting.

Proxies

          All shareholders are urged to fill in their choices with respect to the matters to be voted on, sign and promptly return the enclosed form of Proxy.

                                   By Order of the Board of Directors,

                                   ELYSE BETH SILVERBERG
                                    Secretary
May 19, 1997

                                   PROXY CARD

PROXY                                                                      PROXY
-----                                                                      -----

                      U.S.-CHINA INDUSTRIAL EXCHANGE, INC.

                 (Solicited on behalf of the Board of Directors)


          The undersigned holder of Common Stock or Class B Common Stock, as the case may be, of U.S.-CHINA INDUSTRIAL EXCHANGE, INC., revoking all proxies heretofore given, hereby constitute and appoint Roberta Lipson and Elyse Beth Silverberg and each of them, Proxies, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the 1997 Annual Meeting of Shareholders of U.S.-CHINA INDUSTRIAL EXCHANGE, INC., to be held at the offices of Parker Chapin Flattau & Klimpl, LLP, 1211 Avenue of the Americas, New York, New York, on Wednesday, June 18, 1997 at 10:30 A.M., New York City time, and at any adjournments or postponements thereof.

          The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the meeting and hereby revokes any proxy or proxies heretofore given.

          Each properly executed Proxy will be voted in accordance with the specifications made on the reverse side of this Proxy and in the discretion of the Proxies on any other matter that may come before the meeting. Where no choice is specified, this Proxy will be voted FOR all listed nominees to serve as directors and FOR each of the proposals set forth on the reverse side.


            PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE

                        The Board of Directors Recommends
                       a Vote FOR all listed nominees and
                                 for Proposal 2

1. Election of     FOR all nominees listed (except WITHHOLD AUTHORITY to vote
   seven Directors as marked to the contrary)      for all listed nominees below
                            [_]                                  [_]


Nominees: Roberta Lipson,  Elyse Beth  Silverberg,  Lawrence  Pemble,  Robert C.
          Goodwin, Jr., Morris Lipson, A. Kenneth Nilsson and Julius Y. Oestreicher

(Instruction: To withhold authority to vote for any individual nominee, circle that nominee's name in the list provided above.)

2. Proposal to ratify the Board of Director's selection of Ernst & Young, LLP as the Company's independent certified accountants for the year ending December 31, 1997.

            FOR   [_]             AGAINST   [_]             ABSTAIN   [_]

3. The proxies are authorized to vote in their discretion upon such other matters as may properly come before the meeting.

          The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted FOR each nominee named in Proposal No. 1 and FOR Proposal 2 and in accordance with their discretion on such other matters as may properly come before the meeting.


                                        Dated:  _____________________, 1997

                                        ----------------------------------

                                        ----------------------------------
                                                   Signature(s)


                                        (Signature(s) should conform to names as
                                        registered.  For jointly  owned  shares,
                                        each owner should sign.  When signing as
                                        attorney,    executor,    administrator,
                                        trustee,   guardian   or  officer  of  a
                                        corporation, please give full title.)

                 PLEASE MARK AND SIGN ABOVE AND RETURN PROMPTLY